Paragon Commercial Corporation Investor Presentation

Nasdaq: PBNC

Bob Hatley, President & CEO
Steve Crouse, CFO
February 2017

PARAGON
COMMERCIAL CORPORATION

Forward-Looking Statements

PARAGON
COMMERCIAL CORPORATION

This presentation includes statements that are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or "may," the negative of these terms and other comparable terminology. All statements other than statements of historical facts, including statements regarding our future operating results and financial position, business strategy, and plans and objectives of management for future operations, are forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events.

Any or all of our forward-looking statements may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us, the underwriters or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

There are a number of potential factors, risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including, the following:

- Changes in general economic and financial market conditions;
- Changes in the regulatory environment, economic conditions generally and in the financial services industry;
- Changes in the economy affecting real estate values;
- Our ability to achieve loan and deposit growth;
- Projected population and income growth in our targeted market areas;
- Volatility and direction of market interest rates and a weakening of the economy, which could materially impact credit quality trends and the ability to generate loans.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations.

Additional Disclosures

PARAGON
COMMERCIAL CORPORATION

This presentation has been prepared by Paragon Commercial Corporation ("Paragon" or the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of Paragon and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of Paragon.

This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of Paragon by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of Paragon or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of the Company after the date hereof.

This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys, filings of public companies in our industry and internal company surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein.

Paragon at a Glance

PARAGON COMMERCIAL CORPORATION

- Opened in May 1999 as North Carolina's first business-only bank
- Headquartered in Raleigh, NC with offices in Raleigh, Charlotte and Cary, NC
- Commercial and Private banking focus:
  - Businesses with revenues of $3 million to $75 million,
  - Business owners, wealthy individuals
  - Nonprofits, title companies, trade associations, and law firms
- All of Paragon's growth has been in-market and organic (no acquisitions)


Charlotte
Raleigh/Cary
0 50 KM 50 Miles
© geology.com

Paragon at a Glance *(cont'd)*

PARAGON COMMERCIAL CORPORATION

- We have inside ownership of 24.6% and institutional ownership of 26.5% and are focused on creating shareholder value
- Financial highlights as of December 31, 2016:
  - Assets $1.5 billion
  - Loans $1.2 billion
  - Deposits $1.2 billion
  - Employees 148
  - ROAA .95%
  - ROATCE 11.35%

Note: *Per share figures adjusted for stock splits

Unique Business Model

PARAGON
COMMERCIAL CORPORATION



Raleigh, NC



Charlotte, NC



Cary, NC

Private Bank Model

- We deliver the service level of a private bank
- Big-bank expertise and sophistication with community bank responsiveness and service
- Talented employees deliver banking services through a handful of highly professional offices
- We do not have drive-through windows or ATMs

Targeted Client Base

- We invite customers to our bank
- Focused on clients with significant banking needs who value a high level of personal attention
- Client base includes mature businesses, professional firms, and high net worth individuals and executives
- Also target clients with large deposits, but without significant borrowing needs

Talented, Motivated Employees

- Client development officers ("CDO's") are experienced bankers with deep local market ties
- CDO's focus on clients by product type to provide our clients with greater expertise
- Ranked in the top 10 best banks to work for in 2015 & 2016*

Focused Sales Culture

- Strong growth driven by effective sales culture
- Continuous sales training
- Internal referral culture fosters teamwork and benefits clients
- Provide an "extraordinary client experience"

*Source: American Banker

Experienced Management Team

PARAGON COMMERCIAL CORPORATION



Robert C. "Bob" Hatley

Position:	President & CEO
Paragon Tenure:	17 years
Banking Experience:	41 years
Prior Experience:	RBC Centura, Wachovia



Steven E. "Steve" Crouse

Position:	Chief Financial Officer
Paragon Tenure:	11 years
Banking Experience:	25 years
Prior Experience:	Capital Bank, McGladrey & Pullen



Matthew C. "Matt" Davis

Position:	Chief Operating Officer
Paragon Tenure:	17 years
Banking Experience:	22 years
Prior Experience:	RBC Centura, Wachovia



Brian K. Reid

Position:	Triangle Market President
Paragon Tenure:	14 years
Banking Experience:	25 years
Prior Experience:	First Citizens, National City Bank



James M. "Jim" Fielding

Position:	Chief Credit Officer
Paragon Tenure:	9 years
Banking Experience:	19 years
Prior Experience:	Seattle Financial Group



Phillip R. "Phil" Jurney

Position:	Charlotte Market President
Paragon Tenure:	8 years
Banking Experience:	27 years
Prior Experience:	First Charter Bank, SouthTrust Bank

Diversified Local Economies

PARAGON COMMERCIAL CORPORATION

Vibrant Economies

- The robust Raleigh economic climate is sustained by the Research Triangle Park (RTP), one of the most prominent high-tech research and development centers in the U.S. and one of the largest research parks in the world
  - RTP is home to over 200 companies, which employ over 50,000 workers
  - RTP is also supported by three major research universities in Duke, NC State, and the University of North Carolina
- Charlotte is the largest metropolitan area in the Carolinas with a total population in excess of 2.4 million
  - Home to seven Fortune 500 companies, including the nation's second largest commercial bank

The Triangle



Top Employers & Institutions

The University of North Carolina at Chapel Hill; Duke University; NC State; IBM; Cisco; Duke Energy; GSK GlaxoSmithKline; SAS; WakeMed; REX Healthcare

Market Accolades

#1	Projected Population Growth (Southeast)
#1	American City of the Future
#1	Best City for Raising a Family
#1	Metro for STEM Job Growth
#2	Most Educated City in the U.S.
#3	Labor Market in the U.S.

Charlotte MSA



Top Employers & Institutions

Davidson; UNC Charlotte; Carolinas HealthCare System; American Airlines; Wells Fargo; Duke Energy; Lowe's; Food Lion; Harris Teeter; Bank of America; Daimler; Novant Health

Market Accolades

#1	Best Cities for High Pay & Low Expenses
#1	Most Entrepreneurial Cities
#2	Fastest-Growing Big Cities in the U.S.
#2	Best Places for Families to Live
#2	Best Cities for Recent College Grads
#4	Most Cost-Friendly Business Locations

Source: SNL Financial LC; Wake County Economic Development; Charlotte Chamber of Commerce; Research Triangle Park; Fortune

Strong Demographic Trends

Focused on Raleigh & Charlotte

- Our principal markets have stronger projected population and housing growth than North Carolina, the Southeast, and the U.S.
- The Raleigh and Charlotte MSAs are projected to be two of the ten fastest-growing markets in the U.S. over the next five years (Raleigh – 3rd; Charlotte – 9th) (1)
- Cary, an important Raleigh sub-market, has grown from a population of 21,958 in 1980 to 159,769 in 2015 to become North Carolina's 7th largest city (2)
- Our markets are relatively affluent when compared to the Southeast and are projected to have strong income growth

2016 – 2021 Projected Population Growth


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.2%
6.7%
7.0%
4.9%
4.5%
3.7%
Raleigh MSA
Durham-Chapel Hill MSA
Charlotte MSA
North Carolina
Southeast
U.S.

Median Household Income


Median Household Income (2016)
Projected Household Income Growth (2016 - 2021)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.3%
$65,419
9.1%
$56,944
9.3%
$54,693
6.2%
$47,811
6.1%
$49,294
7.8%
$55,551
Raleigh MSA
Durham-Chapel Hill MSA
Charlotte MSA
North Carolina
Southeast
U.S.

(1) Includes all nationwide MSAs with a minimum population of 1,000,000
(2) U.S. Census Bureau
Source: SNL Financial LC

Acres of Diamonds

PARAGON COMMERCIAL CORPORATION

Raleigh MSA Deposit Market Share

Rank	Institution	Branches	Deposits ($000)	Market (%)
1	Wells Fargo & Co. (CA)	42	7,164,713	27.9
2	BB&T Corp. (NC)	30	3,557,940	13.9
3	Bank of America Corp. (NC)	21	3,162,159	12.3
4	First Citizens BancShares Inc. (NC)	24	2,523,846	9.8
5	PNC Financial Services Group (PA)	18	2,273,417	8.9
6	Yadkin Financial Corporation (NC)	11	1,494,281	5.8
7	Capital Bank Finl Corp (NC)	11	1,022,524	4.0
8	SunTrust Banks Inc. (GA)	26	1,011,139	3.9
9	**Paragon Commercial Corp. (NC)**	**2**	**781,034**	**3.0**
10	North State Bancorp (NC)	6	625,325	2.4
11	Fifth Third Bancorp (OH)	5	484,585	1.9
12	Fidelity BancShares (N.C.) Inc (NC)	16	471,888	1.8
13	First Horizon National Corp. (TN)	4	399,310	1.6
14	Four Oaks Fincorp Inc. (NC)	4	151,739	0.6
15	BNC Bancorp (NC)	3	110,446	0.4
16	Wake Forest Bancshares (MHC) (NC)	1	80,266	0.3
17	Regions Financial Corp. (AL)	2	72,004	0.3
18	Xenith Bankshares Inc. (VA)	1	67,934	0.3
19	KS Bancorp Inc. (NC)	2	53,307	0.2
20	First Bancorp (NC)	2	34,129	0.1
21	M&F Bancorp Inc. (NC)	2	32,909	0.1
22	First South Bancorp Inc. (NC)	1	16,160	0.1
23	First Federal Financial Corp. (NC)	1	15,951	0.1
24	Park Sterling Corporation (NC)	1	13,554	0.1
	Other Institutions (6) in market	15	34,215	0.1
	Total In Market	**251**	**25,654,775**	**100.0**

Charlotte MSA Deposit Market Share

Rank	Institution	Branches	Deposits ($000)	Market (%)
1	Bank of America Corp. (NC)	37	148,176,814	79.6
2	Wells Fargo & Co. (CA)	48	27,593,674	14.8
3	BB&T Corp. (NC)	33	3,402,111	1.8
4	Fifth Third Bancorp (OH)	20	1,484,423	0.8
5	First Citizens BancShares Inc. (NC)	23	1,206,117	0.6
6	SunTrust Banks Inc. (GA)	18	826,117	0.4
7	PNC Financial Services Group (PA)	11	435,111	0.2
8	Park Sterling Corporation (NC)	2	417,555	0.2
9	BNC Bancorp (NC)	3	336,713	0.2
10	**Paragon Commercial Corp. (NC)**	**1**	**323,228**	**0.2**
11	Capital Bank Finl Corp (NC)	4	270,457	0.1
12	Regions Financial Corp. (AL)	3	265,444	0.1
13	NewDominion Bank (NC)	1	230,911	0.1
14	South State Corporation (SC)	3	200,815	0.1
15	Yadkin Financial Corporation (NC)	5	198,849	0.1
16	Aquesta Financial Holdings (NC)	4	191,417	0.1
17	Premara Financial Inc. (NC)	2	156,799	0.1
18	Bank of the Ozarks Inc. (AR)	2	100,490	0.1
19	M&F Bancorp Inc. (NC)	1	67,776	0.0
20	Peoples Bancorp of NC Inc. (NC)	4	55,805	0.0
21	HomeTrust Bancshares Inc. (NC)	1	48,840	0.0
22	BlueHarbor Bank (NC)	1	25,806	0.0
23	Woodforest Financial Grp Inc. (TX)	5	14,106	0.0
24	First Bancorp (NC)	2	10,054	0.0
25	Cedar Hill National Bank (NC)	1	2,000	0.0
	Total In Market	**235**	**186,041,432**	**100.0**

- Both the Raleigh and Charlotte MSAs are large markets with over $212 billion of combined deposits
- We have a significant opportunity to continue to expand within these markets
- We have a strong market share in the Raleigh MSA, where we hold the largest deposit market share of any community bank (1)
- Our deposit franchise in the Charlotte MSA has continued to grow

(1) Community bank defined as a bank with less than $10.0 billion in consolidated assets and as adjusted for pending mergers // Note: Deposit market share data as of June 30, 2016

Source: SNL Financial LC

Robust Balance Sheet Growth

PARAGON
COMMERCIAL CORPORATION

Total Assets ($MMs)



$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$958
$1,036
$1,165
$1,306
$1,504
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Healthy, Funded Growth

- We are focused on strong, quality growth
- We have achieved compound annual loan growth of 13% since 2012, when we began to expand our lending team
- Our loan portfolio grew by 17% in 2016
- Since 2012, we have grown total deposits by 67%
- We have also achieved compound annual non-time deposit growth of 38% since 2012

Total Gross Loans ($MMs)



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$722
$767
$868
$1,016
$1,191
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Total Deposits ($MMs)



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$700
$770
$884
$983
$1,172
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Balance Sheet Transformation

PARAGON COMMERCIAL CORPORATION

Repositioned Balance Sheet

- We made a strategic decision to transform the composition of both sides of our balance sheet to enhance franchise value
- Construction & development lending decreased materially (reduced from $381MM at 12/31/09 to $79.7MM at 12/31/16)
- We have expanded our 1-4 family lending with a heightened focus on private banking
- Our CRE concentration has fallen from 559% at 12/31/09 to 328% at 12/31/16 (1)
- Our C&D concentration has fallen from 316% at 12/31/09 to 49% at 12/31/16 (2)
- We have also repositioned our deposit portfolio
- Non-time deposits have grown while time deposits have shrunk
- We employ CDO's that are primarily focused on deposit gathering and targeting clients that may not have significant lending needs including non-profits, homeowners' associations, and professionals

Loan Portfolio

December 31, 2009



Consumer & Other 2%
C&I 10%
1-4 Family 6%
HELOC 1%
Multifamily 8%
Owner-Occupied CRE 12%
Other CRE 22%
C&D 39%

December 31, 2016



Consumer & Other 1%
C&I 14%
1-4 Family 17%
HELOC 7%
Multifamily 7%
Owner-Occupied CRE 16%
Other CRE 31%
C&D 7%

Deposit Mix

December 31, 2009



Noninterest-bearing Demand 6%
Money Market & Interest Checking 29%
Time Deposits 65%

2009Y Cost of Funds: 2.67%

December 31, 2016



Time Deposits 19%
Noninterest-bearing Demand 18%
Money Market & Interest Checking 63%

2016 Cost of Funds: 0.63%

(1) Concentration defined as non owner-occupied commercial real estate, multifamily, and construction & development loans as a percentage of our bank's total risk based capital

(2) Concentration defined as construction & development loans as a percentage of our bank's total risk based capital

Strong Asset Quality

PARAGON COMMERCIAL CORPORATION

NPAs (Excl. TDRs) / Assets (%) (1)


4.00%
3.00%
2.00%
1.00%
0.00%
3.64%
1.91%
1.32%
0.46%
0.38%
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Robust Credit Process

- We have improved our asset quality since the end of 2011 as a result of our enhanced credit process
- Each client development officer is responsible for managing his or her respective portfolio and is responsible for the initial underwriting of each loan
- Active loan review process
- New credits over $100,000 must be approved by our Management Loan Committee

Past Due Loans / Loans (%) (2)


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.47%
0.11%
0.03%
0.00%
0.00%
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

NCOs / Average Loans (%)


0.75%
0.50%
0.25%
0.00%
0.56%
0.48%
0.08%
0.00%
0.03%
2012Y
2013Y
2014Y
2015Y
2016Y

(1) Excludes performing troubled debt restructurings (TDRs)
(2) Includes accruing loans 30 days or more past due

Expanding Net Interest Margin

PARAGON COMMERCIAL CORPORATION

Focus on NIM

- We have increased our net interest margin over the past five years while carefully managing interest rate risk
- Our cost of funds has fallen more quickly than asset yields
- We have generally avoided the “low and long” loans offered by many regional banks
- We strive to maintain a balanced asset-liability mix
- We actively monitor and manage our asset-liability position
- Our margin has improved compared to peers

Yields & Costs Performance



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Yield on Earning Assets
4.38%
4.45%
4.35%
4.13%
4.15%
Net Interest Margin (1)
2.76%
3.30%
3.48%
3.51%
3.54%
Cost of Funds
1.62%
1.15%
0.87%
0.62%
0.63%
2012Y
2013Y
2014Y
2015Y
2016Y

Historical Net Interest Margin (FTE) (%) (2)



Paragon Commercial Corporation
4.40%
4.00%
3.60%
3.20%
2.80%
2.40%
2.00%
2.76%
3.82%
3.59%
3.69%
2012Y
2016Y

(1) Tax-equivalent net interest margin
(2) Includes all Southeast banks with total reported assets between $500 million and $5.0 billion

Efficient Business Model

PARAGON COMMERCIAL CORPORATION

Low Overhead

- We focus on achieving profitability by operating efficiently
- Unlike our peers, we do not focus on fee income
- We operate with fewer employees and locations compared to most other institutions, which results in lower overall overhead as evidenced by our level of non-interest expense being much lower than peers
- Our level of net non-interest expense to average assets and our efficiency ratio are below peers
- We view our efficiency as a strategic advantage

Overhead / Avg. Assets (%)



2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.85%
2.02%
1.98%
1.91%
1.90%
2012Y
2013Y
2014Y
2015Y
2016Y

Efficiency Ratio (%) (1)



70.0%
65.0%
60.0%
55.0%
50.0%
68.6%
63.0%
60.2%
56.6%
54.9%
2012Y
2013Y
2014Y
2015Y
2016Y

(1) Excludes gains and losses on sales of OREO and securities

Source: SNL Financial LC

Demonstrated Shareholder Results

PARAGON COMMERCIAL CORPORATION

Shareholder Focus

- We are focused on creating shareholder value
- We believe that our efficient business model and strong growth contribute to our attractive profitability as evidenced by our improving ROA and ROE
- Our earnings per share increased by 40% from 2014 to 2015 and 8% from 2015 to 2016 despite adding 18% more shares in the IPO. We remain focused on growing earnings per share and tangible book value per share
- Our original shareholders have a cost basis of $5.25 per share

Return on Avg. Assets & Return on Avg. Tangible Common Equity (%)



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
4.3%
0.33%
6.4%
0.49%
9.6%
0.72%
12.2%
0.87%
11.4%
0.95%
2012Y
2013Y
2014Y
2015Y
2016Y

Earnings per Share & Tangible Book Value per Share



Tangible Book Value per Share ($)
Earnings per Share ($)
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$ -
$0.72
$17.20
$1.11
$17.49
$1.77
$19.35
$2.47
$21.32
$2.68
$24.97
2012Y
2013Y
2014Y
2015Y
2016Y

PBNC Trading Performance

February 17, 2015 – February 21, 2017

PARAGON COMMERCIAL CORPORATION


$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Feb-17
02/17/15 OTC listing Completed Closing Price $16.00
05/11/15 Management Visit to FIST Chicago Closing Price $23.75
05/26/16 PBNC Files for IPO
06/15/16 PBNC Completes IPO
02/21/17 Closing Price of $49.21

	Return
Since Listing	208%
Since IPO Filing	80%
Since IPO Pricing	41%

Source: SNL Financial LC

Note: Returns are based on closing prices; market data as of February 21, 2017

Franchise Value

PARAGON COMMERCIAL CORPORATION

Consolidation Creates Scarcity

- Since the financial crisis, there has been significant consolidation of North Carolina banks – only 59 banks with less than $10.0 billion in assets existed as of December 31, 2016
- All of our franchise is in Mecklenburg (Charlotte) and Wake (Raleigh) counties
- We believe that our focus on the two strongest markets in NC creates substantial franchise value

Banks $500MM – $10.0B in Raleigh & Charlotte (1)

Paragon is one of four banks headquartered in Wake or Mecklenburg counties with assets between $500MM and $10B (1)

Top tier regulatory financial data as of the most recent quarter

(#)	Company	Ticker	Headquarters	Total Assets ($B)	% of Total Deposits in: (2) Wake Co. (Raleigh) (%)	Mecklenburg Co. (Charlotte) (%)
	Wake County (Raleigh, NC)					
1	**Paragon Commercial Corporation**	**PBNC**	**Raleigh, NC**	**1.5**	**64**	**35**
2	North State Bancorp		Raleigh, NC	0.8	88	0
	Mecklenburg County (Charlotte, NC)					
1	Capital Bank Financial Corp.	CBF	Charlotte, NC	9.9	18	5
2	Park Sterling Corporation	PSTB	Charlotte, NC	3.2	1	17

Significant Decline in Number of North Carolina Banks (3)

Since the end of 2009, 41 North Carolina banks (net) have been lost due to mergers, failure, or relocation (3)



150
120
90
60
30
0
102
42% decline
59
12/31/09
12/31/16

(1) Excludes merger targets and family-controlled banks // (2) Deposits in specified county at June 30, 2016 as a percentage of total company deposits at June 30, 2016; adjusted for pending and completed mergers // (3) Excludes banks with more than $10.0 billion in consolidated assets // Source: SNL Financial LC

Investment Considerations

PARAGON
COMMERCIAL CORPORATION

- ✓ We have strong inside ownership and are aligned with shareholders
- ✓ Our differentiated business model drives strong profitability
- ✓ We have a seasoned management team and a talented, tenured employee base
- ✓ We hire experienced bankers who focus on providing an "extraordinary client experience"
- ✓ We target the most attractive clients in our markets
- ✓ Our focused sales culture drives strong loan growth, which we fund primarily with core deposits
- ✓ We have scale in Raleigh and Charlotte as well as room to grow in these markets
- ✓ We believe there is franchise value for banks with scale in Raleigh and Charlotte

Appendix

Non-GAAP Reconciliation

PARAGON COMMERCIAL CORPORATION

(Dollar in thousands)

Non-GAAP Financial Measures		2011		2012		2013		2014		2015		2016
		Years Ended December 31,										
Efficiency Ratio												
Non-interest expense	$	18,582	$	17,909	$	20,174	$	21,909	$	24,760	$	26,874
Net interest taxable equivalent income	$	25,306	$	24,474	$	30,368	$	34,897	$	42,042	$	47,048
Non-interest income		(3,097)		(706)		(2,075)		704		1,454	$	1,294
Less gain / (loss) on investment securities		(1,231)		9		88		87		542		106
Less loss on sale or writedown of foreclosed real estate		(4,300)		(2,356)		(3,824)		(903)		(759)		(700)
Adjusted operating revenue	$	27,740	$	26,115	$	32,029	$	36,417	$	43,713	$	48,936
Efficiency Ratio		**66.99%**		**68.58%**		**62.99%**		**60.16%**		**56.64%**		**54.92%**
Overhead / Average Assets												
Non-interest expense	$	18,582	$	17,909	$	20,174	$	21,909	$	24,760	$	26,874
Average assets		1,065,970		967,790		998,519		1,104,079		1,297,064		1,414,631
Overhead / Average Assets		**1.74%**		**1.85%**		**2.02%**		**1.98%**		**1.91%**		**1.90%**

	2012Y	2013Y	2014Y	2015Y	2016Y
Overhead / Average Assets	**1.85%**	**2.02%**	**1.98%**	**1.91%**	**1.90%**

PARAGON
COMMERCIAL CORPORATION

ParagonBank.com

3535 Glenwood Avenue
Raleigh, North Carolina 27612
919.788.7770